                                                                 EXHIBIT 10.16

           AMENDMENT NO. 7 TO FINANCING AGREEMENT AND LIMITED CONSENT

     THIS AMENDMENT NO. 7 TO FINANCING AGREEMENT AND LIMITED CONSENT dated as of February 14, 2003 (this "AMENDMENT") is by and among ALDERWOODS GROUP, INC., a Delaware corporation ("BORROWER"), CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), for itself as Lender, and as Agent for the Lenders ("AGENT"), FLEET CAPITAL CORPORATION, as a Lender, and the Credit Parties to the Financing Agreement listed on Annex A hereto ("CREDIT PARTIES").

                             W I T N E S S E T H :

     WHEREAS, Borrower, Credit Parties, Agent, and Lenders are parties to that certain Financing Agreement dated as of January 2, 2002 (as amended, restated or otherwise modified prior to date hereof, the "FINANCING AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Financing Agreement as amended hereby unless otherwise defined herein);

     WHEREAS, Borrower, Credit Parties, Agent, and Lenders desire to amend the Financing Agreement as set forth herein;

     WHEREAS, Borrower has also requested that the Agent and Lenders allow the Borrower to have until March 31, 2003 to cause the Subsidiaries of Borrower described on SCHEDULE I hereto (the "SCHEDULED ENTITIES") which are then in existence to be added as Credit Parties pursuant to SECTION 7.1.6 of the Financing Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

     1. GENERAL AMENDMENTS

     (a) THE DEFINITIONS OF "EARLY TERMINATION FEE", "EXCLUDED SUBSIDIARIES", "FISCAL MONTHLY PERIOD", "FIXED CHARGES", AND "TERMINATION DATE" IN SECTION 1 OF THE FINANCING AGREEMENT ARE HEREBY AMENDED AND RESTATED AS FOLLOWS:

     "EARLY TERMINATION FEE shall mean a fee payable to Agent, for the benefit of the Lenders, in an amount equal to the product obtained by multiplying
     (a) the maximum amount of the Line of Credit TIMES (b) (i) one percent (1.00%) if the Early Termination Date occurs prior to the second anniversary of the Closing Date, or (ii) thereafter, one-half of one percent (0.50%) if the Early Termination Date occurs on any other date prior to the Termination Date.

     EXCLUDED SUBSIDIARIES Shall mean the Rose Hills Entities, Alderwoods Life Insurance Group Inc., a Delaware corporation, and any Subsidiary thereof, any Special Finance Subsidiary, Fisher-Riles Funeral Insurance Company, a Mississippi corporation, Reimann Funeral Insurance Company, Inc., a Mississippi corporation, Reimann Insurance Company, Inc., a Mississippi corporation, Stephens Burial Association, Inc., a Mississippi corporation, Stephens Funeral

     Benefit Association, Inc., a Mississippi corporation, Thweatt Funeral Insurance Company, Inc., a Mississippi corporation, Crown Hill Memorial Park, Inc., a Texas corporation, Dudley M. Hughes Funeral Home, Inc., a Texas corporation, Dudley M. Hughes Funeral Home North Chapel, Inc., a Texas corporation, Ed C. Smith & Brothers Funeral Directors, Inc., a Texas corporation, Hughes Funeral Homes, Inc., a Texas corporation, Hughes Funerals, Inc., a Texas corporation, Hughes Southland Funeral Home, Inc., a Texas corporation, Wensley, L.L.C., a Michigan limited liability company, and, until they emerge from bankruptcy, the entities listed on Exhibit I.A. 93 to the Plan of Reorganization, Advanced Planning (Alabama), Inc., an Alabama corporation, Haakinson-Groulx Mortuary, Inc., an Oregon corporation, Hill Funeral Home, Inc., a Virginia corporation, and Johnson Funeral Home of Church Hill, Inc., a Tennessee corporation, PROVIDED that from and after the Effective Date of the Rose Hills Joinder Agreements, each of the Rose Hills Entities shall each cease to be an Excluded Subsidiary.

     FISCAL MONTHLY PERIOD Shall mean for Borrower and its Subsidiaries, any of the thirteen (13) four-week fiscal periods in which Borrower's and its Subsidiaries' Fiscal Year is divided; PROVIDED that (a) the first Fiscal Monthly Period in Fiscal Year 2002 shall commence on January 2 and end on January 26, 2002, which shall constitute less than a four-week period and
     (b) the last Fiscal Monthly Period in Fiscal Year 2003 shall commence on December 6, 2003 and end on January 3, 2004, which shall constitute more than a four-week period.

     FIXED CHARGES Shall mean, for any period, the sum of (a) all interest obligations (including the interest component of Capital Leases) of the Borrower paid or due during such period, (b) the amount of all scheduled fees paid to the Agent and the Lenders during such period, (c) the amount of principal repaid or scheduled to be repaid on the Permitted Indebtedness of the Borrower during such period (other than the Rose Hills Payoff Amount and payments permitted to be made under SECTION 7.2.3 of this Financing Agreement in respect of the Two-Year Notes with the Net Cash Proceeds of any Asset Sale of any Disposition Property), (d) Unfinanced Capital Expenditures, as incurred by the Borrower during such period, (e) all federal, state and local net income tax expenses due and payable by the Borrower during such period and (f) without duplication of any of the foregoing, cash expenditures for the development costs of additional cemetery properties.

     TERMINATION DATE shall mean April 30, 2004, unless terminated in accordance with SECTION 11 of this Financing Agreement."

     (b) AS OF THE EFFECTIVE DATE OF THE ROSE HILLS JOINDER AGREEMENTS, THE DEFINITION OF "PERMITTED ENCUMBRANCE" IN SECTION 1 OF THE FINANCING AGREEMENT IS HEREBY AMENDED BY (i) DELETING SUBPART "(s)" THEREFROM, (ii) DELETING THE LANGUAGE "AND" FROM THE END OF SUBPART "(r)" AND INSERTING A PERIOD "." IN PLACE THEREOF, AND (iii) INSERTING THE WORD "AND" AT THE END OF SUBPART "(q)" THEREOF.

     (c) THE DEFINITION OF "PERMITTED INDEBTEDNESS" IN SECTION 1 OF THE FINANCING AGREEMENT IS HEREBY AMENDED BY AMENDING AND RESTATING SUBPARTS (n),
(o) AND (p) THEREOF TO READ AS FOLLOWS AND BY ADDING THE FOLLOWING NEW SUBPART
(q) AT THE END THEREOF:

     "(n) the guarantee by Borrower or any Restricted Subsidiary of Indebtedness of Borrower or any other Restricted Subsidiary contemplated by another clause of this definition on the same basis, other than with respect to (i) clause (m) of this definition, and (ii) any Indebtedness of any Rose Hills Entity (provided that any Indebtedness of any Rose Hills Entity may be guaranteed by any other Rose Hills Entity);

     (o) Indebtedness incurred pursuant to the Restructuring Transactions;

     (p) other unsecured Indebtedness in an aggregate principal amount at any time outstanding not to exceed $5,000,000; provided that, such Indebtedness can only be incurred in accordance with SECTION 4.07 of the Indenture; and

     (q) Indebtedness of any Rose Hills Entity under the Rose Hills Indenture."

     (d) SECTION 1 OF THE FINANCING AGREEMENT IS HEREBY AMENDED BY ADDING IN APPROPRIATE ALPHABETICAL ORDER THE FOLLOWING NEW DEFINED TERMS:

     "EFFECTIVE DATE OF THE ROSE HILLS JOINDER AGREEMENTS shall mean the date on which the Rose Hills Joinder Agreements become effective.

     ROSE HILLS ENTITIES Shall mean Rose Hills Holdings Corp., a Delaware corporation, and each of its Subsidiaries.

     ROSE HILLS JOINDER AGREEMENTS shall have the meaning given to such term in
     SECTION 3.7(d) of this Financing Agreement.

     ROSE HILLS PAYOFF AMOUNT Shall mean the aggregate amount of Indebtedness owing under the Rose Hills Credit Agreement.

     ROSE HILLS SPECIAL ADVANCE shall have the meaning given to such term in
     SECTION 3.7(a) of this Financing Agreement."

     (e) SECTION 3 OF THE FINANCING AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW SECTION 3.7 AT THE END THEREOF:

     "3.7 ROSE HILLS SPECIAL ADVANCE:

     (a) Subject to each of the terms and conditions of SECTIONS 2.2, 3.1 and
     3.7 of this Financing Agreement, the Lenders severally (and not jointly) agree, to make a special Revolving Loan to the Borrower in the principal amount of $30,000,000 (the "ROSE HILLS SPECIAL ADVANCE"), the proceeds of which, together with additional cash on hand of the Borrower, shall be used immediately by the Borrower solely for the purpose of repaying in full all Indebtedness under the

     Rose Hills Credit Agreement. Each of the Borrower, the Rose Hills Entities and the other Credit Parties acknowledge and agree that the Rose Hills Special Advance shall constitute "Designated Senior Indebtedness" as defined in the Rose Hills Indenture.

     (b) BLOCK ON REVOLVING LOANS AND LETTERS OF CREDIT OBLIGATIONS. Notwithstanding anything to the contrary contained in this Financing Agreement or any other Credit Document, each of Borrower and the Lenders acknowledge and agree that while any Obligations in respect of the Rose Hills Special Advance remain outstanding:

          i. the Borrower shall not be entitled to receive nor shall the Lenders have any obligation or commitment to fund any Revolving Loan; and

          ii. Borrower shall not permit nor shall Lenders have any obligation or commitment to allow the Obligations in respect of Letters of Credit to exceed $14,000,000.

     (c) REPAYMENT OF THE ROSE HILLS SPECIAL ADVANCE. Borrower shall make principal payments of the Rose Hills Special Advance in three (3) consecutive quarterly installments as set forth below:

     Date                                                         Installment
     ----                                                         -----------
     September 30, 2003                                           $5,000,000
     December 31, 2003                                            $5,000,000
     March 31, 2004                                               $5,000,000

     The aggregate outstanding Obligations in respect of the Rose Hills Special Advance shall be due and payable in full in immediately available funds on the Termination Date, if not sooner paid in full. In the event any prepayment of the Obligations in respect of the Rose Hills Special Advance shall occur as a result of an asset sale pursuant to SECTION 7.2.3 hereof, such payments shall be applied to the scheduled principal payments on September 30, 2003, December 31, 2003 and March 31, 2004 in order of maturity. As the Rose Hills Special Advance constitutes a Revolving Loan, interest shall accrue at the rates and be payable at the times applicable to the Revolving Loans herein. No payment with respect to the Rose Hills Special Advance may be reborrowed as an additional Rose Hills Special Advance.

     (d) CONDITIONS TO THE ROSE HILLS SPECIAL ADVANCE. In addition to each of the conditions precedent to any Revolving Loan under this Financing Agreement, the obligation of the Lenders to make the Rose Hills Special Advance hereunder is also subject to the satisfaction, immediately prior to or concurrently with the making of such advance, of the following conditions precedent, all in form, content and scope satisfactory to the
     Agent:

          i. NO REVOLVING LOANS OR LETTERS OF CREDIT - No Revolving Loans of any amount shall be outstanding and no Obligations in respect of any Letters of Credit shall be outstanding in excess of $14,000,000.

          ii. LIEN SEARCHES - The Agent shall have received tax, judgment and UCC searches with results satisfactory to the Agent for all locations presently occupied or used by the Rose Hills Entities or their predecessors in interest reflecting no liens or security interests other than Permitted Encumbrances.

          iii. INSURANCE - Each Rose Hills Entity shall have delivered to the Agent evidence satisfactory to the Agent that insurance policies listing the Collateral Agent, for the benefit of the Lenders, as loss payee, additional insured or mortgagee, as the case may be, are in full force and effect, all as set forth in SECTION 7.1.2 of this Financing Agreement.

          iv. MORTGAGES - Mortgages, in form and substance satisfactory to the Agent, covering all of each Rose Hills Entity's fee interest in the real properties set forth on SCHEDULE 3.7(d)(iv) hereto, together with:

          (A) title commitments or record owner searches in each case reasonably satisfactory in form and substance to Agent, in its sole discretion, regarding such real property; and

          (B) evidence that the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority Lien (subject to Permitted Encumbrances) on each such real property in favor of the Collateral Agent for the benefit of itself and Lenders (or in favor of such other trustee as may be required or desired under local law).

          v. UCC FILINGS - All UCC financing statements and similar documents required to be filed in order to create in favor of the Collateral Agent, for the benefit of the Lenders, a first priority perfected security interest in the Rose Hills Entities' Collateral (to the extent that such a security interest may be perfected by a filing under the UCC or applicable law), shall have been properly filed in each office in each jurisdiction required. The Agent shall have received (i) acknowledgement copies of all such filings (or, in lieu thereof, the Agent shall have received other evidence satisfactory to the Agent that all such filings have been made), and (ii) evidence that all necessary filing fees, taxes and other expenses related to such filings have been paid in full.

          vi. JOINDER AGREEMENTS - Each Rose Hills Entity shall have executed and delivered to Agent a Joinder Agreement in substantially the same form as EXHIBIT C hereto and a Joinder Agreement in the form of EXHIBIT D hereto to the Intercompany Loan Agreement ("ROSE HILLS JOINDER AGREEMENTS").

          vii. ADDITIONAL CREDIT DOCUMENTS - Each Rose Hills Entity shall have executed and delivered such Credit Documents as the Agent shall reasonably request, all in form and substance satisfactory to Agent.

          viii. PLEDGE AMENDMENT - The Borrower and each Pledgor shall have executed and delivered to the Agent, for the benefit of the Lenders, one or more pledge amendments covering all Stock of each Rose Hills Entity owned by the Borrower or such Pledgor, as applicable, in each case accompanied by the original certificate(s) evidencing such Stock and blank undated stock powers therefor, as applicable, and all of the foregoing shall be in form and substance satisfactory to Agent.

          ix. PLEDGE ACKNOWLEDGEMENT - The Rose Hills Entities, as applicable, shall have executed and delivered to the Agent, for the benefit of the Lenders, one or more pledge acknowledgements, in form and substance satisfactory to Agent.

          x. CASH MANAGEMENT SYSTEM - The Agent, the Rose Hills Entities and the Rose Hills Entities' depository banks and securities intermediaries shall have entered into agreements in form and substance reasonably satisfactory to the Agent regarding the administration and control of any Concentration Accounts for the Rose Hills Entities and the Rose Hills Entities' securities accounts.

          xi. OPINIONS - The Rose Hills Entities shall have caused to be delivered to the Agent opinion(s) in form and substance satisfactory to the Agent.

          xii. RESOLUTIONS - The Agent shall have received a copy of the resolutions of the Board of Directors of each Rose Hills Entity, in form and substance reasonably satisfactory to the Agent, authorizing the execution, delivery and performance of the Credit Documents to be executed by such Rose Hills Entity, certified by the Secretary or Assistant Secretary of such Rose Hills Entity as of the date thereof, together with a certificate of such Secretary or Assistant Secretary as to the incumbency and signature(s) of the officer(s) executing the Credit Documents on behalf of such Rose Hills Entity.

          xiii. ORGANIZATIONAL DOCUMENTS - The Agent shall have received a copy of the articles of incorporation or certificate of formation of each Rose Hills Entity, certified by the applicable authority in such Rose Hills Entity's state of incorporation or organization, and copies of the by-laws (as amended through the date thereof) of such Rose Hills Entity, certified by the Secretary or an Assistant Secretary thereof.

          xiv. GOOD STANDING CERTIFICATES - The Agent shall have received good standing certificates from the state of incorporation or organization of each Rose Hills Entity.

          xv. ROSE HILLS OFFICER'S CERTIFICATE - The Agent shall have received an executed Officer's Certificate of an officer of each Rose Hills Entity, in form and substance reasonably satisfactory to the Agent, certifying (i) the representations and warranties contained herein are true and correct in all material respects on and as of the date thereof, (ii) upon the Effective Date of the Rose Hills Joinder Agreements, each Rose Hills Entity will be in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Credit Documents applicable to such party, (iii) upon giving effect to the payment of the Rose Hills Payoff Amount, the Rose Hills Entities shall not have any outstanding Indebtedness, as defined in the Rose Hills Indenture, under any revolving credit facility or under any credit facility provided by a bank or other financial institution, nor does any Rose Hills Entity have any unused commitments to receive loans or advances under any such revolving credit facility or other credit facility provided by a bank or other financial institution, in each case, except as described on an exhibit to such certificate, and that such scheduled Indebtedness, if any, when taken together with the $75,000,000 of commitments under this Financing Agreement, does not exceed $125,000,000 in the aggregate, (iv) such Rose Hills Entity is Solvent and (v) since December 31, 2002, no Material Adverse Effect has occurred.

          xvi. BORROWER'S OFFICER'S CERTIFICATE - The Agent shall have received an executed Officer's Certificate of an officer of Borrower, reasonably satisfactory in form and substance to the Agent, certifying that (i) the representations and warranties contained herein are true and correct in all material respects on and as of the date thereof, (ii) Borrower is in compliance with all of the terms and provisions set forth herein, (iii) all conditions precedent set forth in SECTION 3.7(d) of this Financing Agreement have been met, (iv) Borrower and the Rose Hills Entities collectively have unrestricted cash on hand available to fund the balance of the Rose Hills Payoff Amount (net of the Rose Hills Special Advance) which amount shall not exceed $54,000,000 outstanding as of the date of the proposed funding of the Rose Hills Special Advance, and will cause the full Rose Hills Payoff Amount to be funded to the lenders under the Rose Hills Credit Agreement concurrent with the funding of the Rose Hills Special Advance, (v) no Default or Event of Default has occurred and is continuing,
     (vi) since December 31, 2002, no Material Adverse Effect has occurred.

     (f) SECTION 7.1.8(f) OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "(f) "Borrower will furnish to the Agent and the Lenders, no later than the last day of December, projections for each period (assuming a thirteen period Fiscal Year) of the Consolidated Balance Sheet, the consolidated statements of profits and loss and cash flow of the Borrower, as well as projected Availability for the Borrower for the immediately following Fiscal Year;"

     (g) SECTION 7.1.9(a) OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "(a) TANGIBLE NET WORTH. Unless otherwise consented to by the Required Lenders, the Borrower agrees to maintain on a consolidated basis at all times, a Tangible Net Worth of not less than the amounts listed below during the periods set forth below (collectively, the "REQUIRED TNW AMOUNT"):

     Period                                               Required TNW Amount
     ------                                               -------------------
     Closing Date through February 23, 2002                   $155,000,000
     February 24, 2002 through December 28, 2002              $119,758,500
     Fiscal Year ending January 3, 2004 through               $115,000,000
     Termination Date

     (h) SECTION 7.1.9(b) OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "(b) FIXED CHARGE COVERAGE RATIO. Unless otherwise consented to by the Required Lenders, the Borrower agrees to maintain, on a consolidated basis, a Fixed Charge Coverage Ratio, calculated for each of the periods set forth below, of not less than:

     Thirteen (13) Fiscal Monthly Period Ending                         Ratio
     ------------------------------------------                         ------
     January 26, 2002                                                   1.00:1
     February 23, 2002                                                  1.00:1
     March 23, 2002                                                     1.00:1
     April 20, 2002                                                     1.00:1
     May 18, 2002                                                        .90:1
     June 15, 2002                                                       .90:1
     July 13, 2002                                                       .90:1
     August 10, 2002                                                     .90:1
     September 7, 2002                                                   .90:1
     October 5, 2002                                                     .90:1
     November 2, 2002                                                    .90:1
     November 30, 2002                                                   .90:1
     December 28, 2002                                                   .90:1
     January 25, 2003                                                    .75:1
     February 22, 2003                                                   .75:1
     March 22, 2003                                                      .75:1
     April 19, 2003                                                      .75:1
     May 17, 2003                                                        .75:1
     June 14, 2003                                                       .75:1
     July 12, 2003                                                       .75:1
     August 9, 2003                                                      .75:1
     September 6, 2003                                                   .75:1
     October 4, 2003                                                     .75:1
     November 1, 2003                                                    .75:1
     November 29, 2003                                                   .75:1
     January 3, 2004                                                     .75:1
     January 31, 2004 and each consecutive thirteen (13)                 .70:1"

     Thirteen (13) Fiscal Monthly Period Ending                         Ratio
     ------------------------------------------                         ------
     Fiscal Monthly Period ending thereafter

     (i) SECTION 7.1.9(c) OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     "(c) The Credit Parties, on a consolidated basis, shall not make Capital Expenditures that exceed, in the aggregate, the amounts listed below during the periods set forth below:

     Period                                               Capital Expenditures
     ------                                               --------------------
     Fiscal Year ending December 28, 2002                      $40,000,000
     Fiscal Year ending January 3, 2004                        $40,000,000
     January 4, 2004 - Termination Date                        $14,000,000"

     (j) SECTION 7.2.2 OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     "7.2.2 INDEBTEDNESS. Borrower shall not, nor shall Borrower permit any Restricted Subsidiary to, incur or create any Indebtedness other than the Permitted Indebtedness; PROVIDED that, in addition to the foregoing, the Rose Hills Entities shall further not incur or create any Indebtedness of the type described in clauses (d), (e), (m), or (o) of the definition of Permitted Indebtedness."

     (k) SECTION 7.2.3 OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     7.2.3 SALE OF STOCK, ASSETS, COLLATERAL. Borrower shall not, nor shall Borrower permit any Restricted Subsidiary to, sell, lease, assign, transfer, convey, assign or otherwise dispose of any of its properties, assets or Collateral, including the Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise) or any of its Accounts, other than (a) the sale of Inventory or cemetery lots in the ordinary course of business, (b) the sale of worn-out, obsolete or surplus Equipment in one or a series of transactions in respect of which the Borrower and/or the applicable Restricted Subsidiaries receive cash or other consideration with a fair market value of $100,000 or less, PROVIDED that the aggregate fair market value of the Equipment being sold shall not exceed $2,500,000 in any calendar year, (c) leases and subleases by any Restricted Subsidiary of an immaterial portion of real property owned or leased by such Restricted Subsidiary which do not adversely affect, in any material respect, the value of such real property, or (d) Asset Sales (other than in respect of any Disposition Properties or Excluded Real Estate Properties) for aggregate consideration not exceeding $10,000,000 in any calendar year and Asset Sales of any Disposition Properties or Excluded Real Estate Properties (without any annual cap) so long as, in the case of any such Asset Sale, (i) the Borrower or the relevant Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair

     Market Value of the Stock or assets sold or otherwise disposed of, (ii) except with respect to the assets listed on SCHEDULE 7.2.3 hereto, at least 75% of such consideration consists of cash or Cash Equivalents; and (iii) all Net Cash Proceeds of any Asset Sale (other than in respect of a Disposition Property) while no Event of Default has occurred and remains continuing are (x) applied to repay and, at the election of the Borrower pursuant to SECTION 4.1 of this Financing Agreement or when required by SECTION 4.2 of this Financing Agreement, to permanently reduce the Line of Credit, PROVIDED that while any Obligations in excess of $15,000,000 in respect of the Rose Hills Special Advance remain outstanding, all such amounts shall be applied to repay such Obligations until the aggregate principal balance of the Rose Hills Special Advance is equal to $15,000,000, or (y) if no Obligations in excess of $15,000,000 in respect of the Rose Hills Special Advance remain outstanding, within 270 days of such Asset Sale, used to make investments in and/or acquire properties and assets that (I) replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of Borrower and the other Restricted Subsidiaries as existing on the Closing Date or in businesses reasonably related thereto and (II) are pledged as additional Collateral for the Obligations; PROVIDED, that with the prior written consent of the Required Lenders, any such Net Cash Proceeds in excess of $10,000,000 in any Fiscal Year of the Borrower not applied to permanently reduce the Line of Credit pursuant to SECTION 4.1 OR 4.2 of this Financing Agreement, used to repay the Obligations in respect of the Rose Hills Special Advance or used under clause (y) hereof may be used, while no Event of Default shall have occurred and be continuing, to redeem, retire or otherwise prepay the Two-Year Notes and/or Senior Notes in accordance with SECTION 4.12 of the Two-Year Indenture and/or the Indenture, as applicable (and while no Event of Default shall have occurred and be continuing, if no Obligations in respect of the Rose Hills Special Advance remain outstanding, any Net Cash Proceeds from any Asset Sale in respect of the Rose Hills Entities may be used to redeem, retire, or otherwise prepay the Indebtedness under the Rose Hills Indenture in accordance with SECTION 4.13 thereof). So long as no Event of Default shall have occurred and be continuing, all Net Cash Proceeds in respect of any Asset Sale of any Disposition Property may be used to redeem the Two-Year Notes in accordance with SECTION 4.12 of the Two-Year Indenture, and, after payment in full of the Two-Year Notes, to redeem the Senior Notes in accordance with SECTION 4.12 of the Indenture; PROVIDED, that if any Event of Default shall have occurred and be continuing, all such all Net Cash Proceeds in respect of any Asset Sale of any Disposition Property shall be applied, at the option of Agent, to repay and/or cash collateralize the Obligations and permanently reduce the Line of Credit. Agent shall, or shall cause the Collateral Agent to, release its Lien upon any asset which is the subject of a sale permitted pursuant to this SECTION 7.2.3 so long as, with respect to any Asset Sale, the Agent and the Collateral Agent shall have received (a) prior to the occurrence and during the continuation of any Event of Default, an Asset Sale Certificate with respect to such Asset Sale or (b) from and after the occurrence and continuation of an Event of Default, either an Asset Sale Certificate or a Commercially Reasonable Sale Certificate with respect to such Asset Sale.

     (l) SECTION 7.2.6 IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS
FOLLOWS:

     "7.2.6 GUARANTEED INDEBTEDNESS. No Credit Party shall assume, guarantee, endorse, or otherwise become liable upon the obligations of any Person, except (a) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) the Guaranty, (c) guarantees of the Senior Notes and the Other Notes and any Permitted Refinancing of the Senior Notes complying with the terms of
     SECTION 7.2.11 of this Financing Agreement, and (d) guarantees permitted by clause (n) of the definition of Permitted Indebtedness, PROVIDED that (i) all Credit Parties (other than any Rose Hills Entity) shall be further restricted from guarantying any Indebtedness of any Rose Hills Entity and
     (ii) the Rose Hills Entities shall further be restricted from incurring or guaranteeing Indebtedness of the type described in clauses (d), (e), (m) or
     (o) of the definition of Permitted Indebtedness."

     (m) SECTION 8.1 OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     "8.1 INTEREST

     (a) Interest on the outstanding principal balance of the Revolving Loans shall be payable monthly on the first day of each month (or if such first day of the month is not a Business Day, the immediately preceding Business
     Day) and shall accrue at the following rates: (a) with respect to Chase Bank Rate Loans, a rate equal to the Chase Bank Rate PLUS the Applicable Chase Interest Rate Margin per annum set forth below on the average net principal balance of the Revolving Loans at the close of each day during such immediately preceding month, as reflected by the Borrower's Revolving Loan Account, (b) with respect to LIBOR Loans, a rate equal to the applicable LIBOR plus the Applicable LIBOR Interest Rate Margin per annum set forth below on the average principal balance of all such LIBOR Loans outstanding during such immediately preceding month, as reflected by the Borrower's Revolving Loan Account. All interest rates shall be calculated based on a 360-day year and actual days elapsed.

     The Applicable Chase Interest Rate Margin and the Applicable LIBOR Interest Rate Margin (collectively, the "Applicable Margins") are as follows:

            Applicable Chase Interest Rate Margin             1.00%
            Applicable LIBOR Interest Rate Margin             2.50%

     (n) SECTION 10.1(e) OF THE FINANCING AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     "(e) breach by any Credit Party of any warranty, representation or covenant contained in any of SECTIONS 3.3 (other than the fourth sentence of SECTION 3.3), 3.4, 3.5 OR 3.7, SECTION 4, SECTIONS 6.1 THROUGH 6.3 OR 6.5, SECTIONS 7.1.1, 7.1.2, 7.1.6, 7.1.8, 7.1.9, 7.1.10 or 7.1.11, SECTION 7.2 or SECTION
     9 of this Financing Agreement;"

     (o) THE FINANCING AGREEMENT IS HEREBY AMENDED BY ADDING THE NEW SCHEDULE 3.7(d)(iv), AS ATTACHED HERETO.

     2. LIMITED CONSENT. Borrower has advised the Agent and the Lenders that the Scheduled Entities emerged from bankruptcy on or about December 11, 2002 and pursuant to SECTION 7.1.6 to the Financing Agreement are required to be added as additional Credit Parties to certain of the Credit Documents as provided in such section. Borrower has further advised Agent and Lenders that Borrower is in the process of determining whether to merge some or all of the Scheduled Entities with other Subsidiaries of Borrower and has requested that Agent and Lenders provide their consent to allow Borrower until March 31, 2003 to cause the Scheduled Entities which are then in existence to comply with the terms of
SECTION 7.1.6 of the Financing Agreement. Subject to the conditions to satisfaction of each of the conditions to effectiveness of this Amendment in
SECTION 3 hereof, the Agent and Lenders consent to allow Borrower until March 31, 2003 to cause the Scheduled Entities which are then in existence to comply with the terms of SECTION 7.1.6 of the Financing Agreement.

     3. CONDITIONS TO EFFECTIVENESS.

     (a) This Amendment shall become effective upon the date CIT shall have received executed counterparts to this Amendment from Borrower and each Credit Party and each Lender shall have executed this Amendment and delivered a fully executed copy of this Amendment to Borrower.

     (b) Borrower shall have paid to Agent a fee in the amount of $875,000 to be distributed between CIT and Fleet in the amount of $583,300 and $291,700 respectively. Unless Borrower wires such amount to Agent by noon on the effective date of this Amendment, Agent shall be authorized to charge Borrower's loan account for such fee.

     4. REPRESENTATIONS AND WARRANTIES. Borrower and Credit Parties hereby each and individually represent and warrant that:

     (a) the execution, delivery and performance by Borrower and Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and Credit Parties enforceable against Borrower and Credit Parties in accordance with its terms;

     (b) each of the representations and warranties made by Borrower and Credit Parties contained in the Financing Agreement and the Credit Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

     (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or any Credit Parties' certificate or articles of incorporation or formation, bylaws, partnership agreement, operating agreement or other organizational documents (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any loan agreement, lease, indenture, mortgage, deed of trust, note, security agreement or pledge agreement to which Borrower or any Credit Party is a signatory or by which Borrower or such Credit Party or any of Borrower's or such Credit Party's assets are bound; and

     (d) no Default or Event of Default has occurred and remains outstanding under the Financing Agreement as of the date hereof.

     5. MISCELLANEOUS.

     (a) Except as expressly amended herein, all of the terms and provisions of the Financing Agreement and the Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect.

     (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment and all references in the Financing Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Financing Agreement as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, consent to or waiver of any right, power or remedy of the Agent or any Lender under the Financing Agreement or any of the Credit Documents, or constitute an amendment, consent or waiver of any provision of the Financing Agreement or any of the Credit Documents nor shall it prejudice any rights, powers or remedies that Agent, on behalf of Lenders, or any Lender may now have or may have in the future under or in connection with the Financing Agreement or any other Credit Document.

     (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

     (e) Borrower and Credit Parties agree to reimburse Agent and Lenders for all reasonable fees, costs and expenses in connection with this Amendment, including the fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

     (f) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction.

     (g) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date set forth above.

                                  THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  AS THE AGENT AND A LENDER

                                  By:
                                      ----------------------------------------
                                  Its: Vice President


                                  FLEET CAPITAL CORPORATION,
                                  AS A LENDER

                                  By:
                                      ----------------------------------------
                                  Its:
                                       ---------------------------------------


                                  ALDERWOODS GROUP, INC.

                                  By:
                                      ----------------------------------------
                                  Its: Authorized Signatory


                                  CREDIT PARTIES:

                                  Each of the Credit Parties listed on ANNEX A attached hereto

                                  By:
                                      ----------------------------------------
                                  Its: Authorized Signatory

                                  On behalf of and intending to legally bind each of the Credit Parties listed on ANNEX A hereto

            [Signature Page to Amendment No. 7 to Financing Agreement]

                                     ANNEX A

                                 CREDIT PARTIES

ALASKA
Alderwoods (Alaska), Inc.

ARIZONA
Alderwoods (Arizona), Inc.
Hatfield Funeral Home, Inc.
Phoenix Memorial Park Association

ARKANSAS
Alderwoods (Arkansas), Inc.

CALIFORNIA
Advance Funeral Insurance Services
Alderwoods Group (California), Inc.
Alderwoods (Texas), Inc.
Directors Succession Planning, Inc.
Directors Succession Planning II, Inc.
DSP General Partner II, Inc.
Earthman LP, Inc.
Universal Memorial Centers V, Inc.
Universal Memorial Centers VI, Inc.
Whitehurst-Lakewood Memorial Park and Funeral Service

COLORADO
Alderwoods (Colorado), Inc.

CONNECTICUT
Alderwoods (Connecticut), Inc.

DELAWARE
Administration Services, Inc.
Alderwoods (Alabama), Inc.
Alderwoods (Commissioner), Inc.
Alderwoods (Delaware), Inc.
Alderwoods (Mississippi), Inc.
Alderwoods (Texas), L.P.
American Burial and Cremation Centers, Inc.
Directors (Texas), L.P.
H.P. Brandt Funeral Home, Inc.
Lienkaemper Chapels, Inc.
Neweol (Delaware), L.L.C.
Osiris Holding Corporation

DISTRICT OF COLUMBIA
Alderwoods (District of Columbia), Inc.

FLORIDA
Coral Ridge Funeral Home and Cemetery, Inc.
Funeral Services Acquisition Group, Inc.
Garden Sanctuary Acquisition, Inc.
Kadek Enterprises of Florida, Inc.
Levitt Weinstein Memorial Chapels, Inc.
MHI Group, Inc.
Naples Memorial Gardens, Inc.
Osiris Holding of Florida, Inc.
Security Trust Plans, Inc.

GEORGIA
Advanced Planning of Georgia, Inc.
Alderwoods (Georgia), Inc.
Alderwoods (Georgia) Holdings, Inc.
Green Lawn Cemetery Corporation
Poteet Holdings, Inc.
Southeastern Funeral Homes, Inc.

HAWAII
Alderwoods (Hawaii), Inc.

IDAHO
Alderwoods (Idaho), Inc.

ILLINOIS
Alderwoods (Chicago Central), Inc.
Alderwoods (Chicago North), Inc.
Alderwoods (Chicago South), Inc.
Alderwoods (Illinois), Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation
Elmwood Acquisition Corporation
Mount Auburn Memorial Park, Inc.
Pineview Memorial Park, Inc.
Ridgewood Cemetery Company, Inc.
Ruzich Funeral Home, Inc.
The Oak Woods Cemetery Association
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc.

INDIANA
Advance Planning of America, Inc.
Alderwoods (Indiana), Inc.
Ruzich Funeral Home, Inc.

IOWA
Alderwoods (Iowa), Inc.

KANSAS
Alderwoods (Kansas), Inc.

KENTUCKY
Alderwoods (Partner), Inc.

LOUISIANA
Alderwoods (Louisiana), Inc.

MARYLAND
Alderwoods (Maryland), Inc.

MASSACHUSETTS
Alderwoods (Massachusetts), Inc.
Doba-Haby Insurance Agency, Inc.

MICHIGAN
Alderwoods (Michigan), Inc.

MINNESOTA
Alderwoods (Minnesota), Inc.

MISSISSIPPI
Family Care, Inc.

Riemann Enterprises, Inc.
Stephens Funeral Fund, Inc.

MISSOURI
Alderwoods (Missouri), Inc.

MONTANA
Alderwoods (Montana), Inc.

NEBRASKA
Alderwoods (Nebraska), Inc.

NEVADA
Alderwoods (Nevada), Inc.

NEW HAMPSHIRE
Robert Douglas Goundrey Funeral Home, Inc.
St. Laurent Funeral Home, Inc.
ZS Acquisition, Inc.

NEW MEXICO
Alderwoods (New Mexico), Inc.
Strong-Thorne Mortuary, Inc.

NEW YORK
Alderwoods (New York), Inc.
Northeast Monument Company, Inc.

NORTH CAROLINA
Alderwoods (North Carolina), Inc.
Carothers Holding Company, Inc.
Lineberry Group, Inc.
Reeves, Inc.
MFH, L.L.C.
Westminster Gardens, Inc.

NORTH DAKOTA
Alderwoods (North Dakota), Inc.

OHIO
Alderwoods (Ohio) Cemetery Management, Inc.
Alderwoods (Ohio) Funeral Home, Inc.
Bennett-Emmert-Szakovits Funeral Home, Inc.

OKLAHOMA
Alderwoods (Oklahoma), Inc.

OREGON
Alderwoods (Oregon), Inc.
The Portland Memorial, Inc.
Universal Memorial Centers I, Inc.
Universal Memorial Centers II, Inc.
Universal Memorial Centers III, Inc.

PENNSYLVANIA
Alderwoods (Pennsylvania), Inc.
Bright Undertaking Company
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Nineteen Thirty-Five Holdings, Inc.

Oak Woods Management Company

RHODE ISLAND
Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA
Alderwoods (South Carolina), Inc.
Graceland Cemetery Development Co.

SOUTH DAKOTA
Alderwoods (South Dakota), Inc.

TENNESSEE
Alderwoods (Tennessee), Inc.
DMA Corporation
Eagle Financial Associates, Inc.

TEXAS
Alderwoods (Texas) Cemetery, Inc.
Del Rio Memorial Park, Inc.
Directors Cemetery (Texas), Inc.
DSP General Partner, Inc.
Dunwood Cemetery Service Company
Earthman Cemetery Holdings, Inc.
Earthman Holdings, Inc.
James Funeral Home, Incorporated
Memorial Park Cemetery of Tyler, Texas
Panola County Restland Memorial Park, Inc.
Pioneer Funeral Plans Inc.
Travis Land Company
Tyler Memorial Funeral Home and Chapel, Inc.
Waco Memorial Park

VIRGINIA
Alderwoods (Virginia), Inc.

WASHINGTON
Alderwoods (Washington), Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation
S & H Properties and Enterprises, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA
Alderwoods (West Virginia), Inc.

WISCONSIN
Alderwoods (Wisconsin), Inc.
Northern Land Company, Inc.

WYOMING
Alderwoods (Wyoming), Inc.

                               EXHIBIT 3.7(d)(iv)

                            ROSE HILLS REAL PROPERTY

             Name                         Address             City       State
             ----                         -------             ----       -----
Custer Christiansen - West Covina   114 S. Glendora Ave.   West Covina    CA
Custer Christiansen - Covina        124 S. Citrus Ave.     Covina         CA
Custer Christiansen - Glendora      363 W. Alosta Ave.     Glendora       CA
Custer Christiansen - Puente        1025 N. Willow Ave.    La Puente      CA
Whites Funeral Home                 9903 Flower Street     Bellflower     CA
Dimond                              10630 Chapman Ave.     Garden Grove   CA
Harbor Lawn                         1625 Gisler Ave.       Costa Mesa     CA
Melrose Abbey                       2303 S. Manchester     Anaheim        CA

                                   SCHEDULE I

                               SCHEDULED ENTITIES

1. The entities listed on Exhibit I.A.93 to the Plan of Reorganization;

2. Advanced Planning (Alabama), Inc., an Alabama corporation;

3. Haakinson-Groulx Mortuary, Inc., an Oregon corporation;

4. Hill Funeral Home, Inc., a Virginia corporation; and

5. Johnson Funeral Home of Church Hills, Inc., a Tennessee corporation.